UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2023

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 205-6109 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	SRAX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on October 20, 2022, SRAX, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s continued non-compliance with Nasdaq Listing Rule 5250(c)(1) (the “Filing Requirement”), the Company’s securities are subject to delisting from Nasdaq unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). On November 16, 2022, the Company received another notice from the Staff that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ending September 30, 2022 with the Securities and Exchange Commission (“SEC”) could serve as an additional basis for delisting under the Filing Requirement, in addition to the previously not-filed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, and June 30, 2022 (collectively, the “Delinquent Reports”).

The Company requested a hearing and, in accordance with Nasdaq Listing Rule 5815(a)(1)(B), a stay of any further suspension or delisting action by Nasdaq, which was subsequently granted. At the hearing, the Company presented its plan to regain compliance with the Filing Requirement and request an extension to file all outstanding periodic reports with the SEC. On December 16, 2022, the Panel allowed the Company, with milestones based on the Company’s timeline, to file its delinquent reports to regain compliance.

On October 12, 2022, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC, and on December 30, 2022, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022; however, the Company, as of the date hereof, has not yet filed its Quarterly reports on Form 10-Q for the quarters ended June 30, 2022, and September 30, 2022.

On the deadline to submit the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Company requested additional time to comply with filing the Delinquent Reports on the Panel’s timeline, as the Company was implementing a new accounting system. Thereafter, Marcum LLP (“Marcum”), the Company’s independent auditor, submitted a letter to the Panel on February 16th stating that, following the engagement of Marcum in October 2022, they identified three key internal control deficiencies that they did not anticipate when assessing its ability to comply with the Panel’s timeline to file the Delinquent Reports, and the Company then requested an additional extension to file the remaining Delinquent Reports.

On March 7, 2023, the Company received written notice from the Panel stating that they have determined to suspend trading of the Company’s common stock effective at the open of business on March 9, 2023, and commence delisting procedures because of the Company’s failure to comply with the Panel’s timeline as well as overall reservations the Panel holds regarding the Company’s ability to operate a Nasdaq listed entity. They further informed that Nasdaq will file a Form 25 Notification of Delisting with the SEC, notifying the SEC of Nasdaq’s determination to remove the Company’s common stock from listing on Nasdaq under Section 12(b) of the Securities Exchange Act of 1934, as amended. The formal delisting of the Company’s common stock from Nasdaq will become effective ten (10) days after the Form 25 is filed.

As a result of this decision by the Panel, the Company will move its common stock to the OTC Expert Market until the remaining Delinquent Reports are filed with the SEC, and subsequently move our common stock to the OTC Pink Market. At such time, the Company will evaluate all of its options and how to best proceed to relist its common stock as soon as possible on Nasdaq or another national securities exchange. The Company’s common stock will continue to be registered under the Securities Exchange Act of 1934, as amended, and the Company will continue to file periodic financial and other reports with the SEC that will be available on the SEC’s website, www.sec.gov.

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Item 8.01 Other Events.

On March 8, 2023, the Company issued a press release announcing the receipt of the Panel letter and suspension of trading on Nasdaq. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this report that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, the Company’s continued efforts and ability to regain and maintain compliance with the Nasdaq Listing Rules. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including: the Company’s decision to seek an appeal of any Panel action and any decision of the Nasdaq Listing and Hearing Review Council with respect thereto; the ability of the Company to file its Delinquent Reports and all other SEC filings and regain compliance with the Nasdaq Listing Rules; and those other factors and risks contained in the Company’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in such filings.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2023	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

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